UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 21, 2015

Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23

(Exact name of issuing entity)

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Morgan Stanley Mortgage Capital Holdings LLC
Bank of America, National Association
CIBC Inc.
Starwood Mortgage Funding III LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-180779-16	13-3291626
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:	(212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

On June 18, 2015, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2015-C23 (the “Certificates”), were issued by Morgan Stanley Bank of America Merrill Lynch Trust 2015-C23, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2015 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as general special servicer, Wells Fargo Bank, National Association, as excluded mortgage loan special servicer, Pentalpha Surveillance LLC, as trust advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent. Capitalized terms used but not defined herein will have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “TKG 3 Retail Portfolio” on Schedule II to the Pooling and Servicing Agreement (the “TKG 3 Retail Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a pari passu loan combination (the “TKG 3 Retail Portfolio Pari Passu Loan Combination”) that includes the TKG 3 Retail Portfolio Mortgage Loan and one other pari passu loan, which is not an asset of the Issuing Entity (the “TKG 3 Retail Portfolio Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the TKG 3 Retail Portfolio Pari Passu Loan Combination is to be serviced and administered (i) until the securitization of the TKG 3 Retail Portfolio Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the TKG 3 Retail Portfolio Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The TKG 3 Retail Portfolio Pari Passu Companion Loan was securitized on July 8, 2015. Consequently, the TKG 3 Retail Portfolio Pari Passu Loan Combination, including the TKG 3 Retail Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of July 1, 2015 (the “MSC 2015-MS1 PSA”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent, relating to the Morgan Stanley Capital I Trust 2015-MS1 securitization transaction, into which the TKG 3 Retail Portfolio Pari Passu Companion Loan was deposited. The MSC 2015-MS1 PSA is attached hereto as Exhibit 4.1.

The servicing terms of the MSC 2015-MS1 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the TKG 3 Retail Portfolio Pari Passu Loan Combination, are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to Loan Pairs; however, the servicing arrangements under such agreements are expected to differ in certain respects. For example:

• The controlling class representative under the MSC 2015-MS1 PSA will have certain consent and consultation rights with respect to the special servicing of the TKG 3 Retail Portfolio Mortgage Loan, which are similar (but not identical) to those

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rights of the controlling class representative under the Pooling and Servicing Agreement with respect to mortgage loans other than non-serviced mortgage loans. The MSC 2015-MS1 PSA also provides for the removal of the special servicer by the controlling class representative under the MSC 2015-MS1 PSA under certain conditions that are different than the conditions under which the controlling class representative under the Pooling and Servicing Agreement is permitted to replace the special servicer with respect to mortgage loans other than non-serviced mortgage loans, including that the special servicer under the MSC 2015-MS1 PSA may be removed at any time during a “Subordinate Control Period” thereunder, without regard to the percentage of the controlling class owned by any particular party or the identity of the special servicer.

• Under the Pooling and Servicing Agreement, the controlling class representative may be a borrower or property manager under an Excluded Mortgage Loan (or an affiliate thereof), and the certificates of an entity that is the borrower or property manager under an Excluded Mortgage Loan (or an affiliate thereof) will be deemed to remain outstanding and will be taken into account in determining whether the requisite percentage of voting rights necessary to effect any consent or take any action has been obtained; provided, that there will be deemed to be no controlling class representative under the Pooling and Servicing Agreement with respect to any Excluded Mortgage Loan and no such borrower or property manager affiliate will be permitted to consent with respect to a related Excluded Mortgage Loan. In contrast, the controlling class representative under the MSC 2015-MS1 PSA is in no event permitted to be a borrower or property manager under a mortgage loan (or any affiliate thereof), and the certificates of any entity that is a borrower, property manager or any affiliate thereof will be deemed not to be outstanding and the voting rights to which they are entitled will not be taken into account in determining whether the requisite percentage of voting rights necessary to effect any consent or take any action has been obtained.

• The Pari Passu Loan Primary Servicing Fee Rate payable to the master servicer under the MSC 2015-MS1 PSA (currently, Midland Loan Services, a Division of PNC Bank, National Association) is 0.0050% per annum (which, for the avoidance of doubt, is paid in connection with the primary servicing obligations of the master servicer under the MSC 2015-MS1 PSA for the TKG 3 Retail Portfolio Mortgage Loan).

• The special servicer under the MSC 2015-MS1 PSA will not be entitled to a minimum monthly special servicing fee in respect of specially serviced mortgage loans.

• The master servicer under the MSC 2015-MS1 PSA, rather than the special servicer thereunder, will be required to process major decisions, borrower requests for loan modifications and requests for waivers of “due-on-sale” or “due-on-encumbrance” provisions with respect to non-specially serviced mortgage loans. The specific types of actions constituting major decisions under the MSC 2015-MS1 PSA also differ in certain respects from those actions that constitute major decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable controlling class representative will be permitted to consent will correspondingly differ.

• Subject to certain limited exceptions, the master servicer under the MSC 2015-MS1 PSA, rather than the special servicer thereunder, will be required to process (and will be entitled to consent to) certain loan-level decisions (that are not otherwise major decisions) with respect to non-specially serviced mortgage loans, including (i) certain waivers regarding receipt of financial statements, (ii) certain modifications and waivers of such mortgage loans in connection with a defeasance thereof, (iii) where no lender discretion is permitted other than confirming that the conditions in the related mortgage loan documents have been satisfied, certain incurrences of additional debt and releases of collateral and (iv) approval of material easements.

• With respect to non-specially serviced mortgage loans under the MSC 2015-MS1 PSA, the master servicer thereunder, rather than the special servicer thereunder, will be required to direct, manage, prosecute and/or defend any action brought by a

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borrower, guarantor or other obligor under the related mortgage loan documents or any affiliates thereof against the MSC 2015-MS1 trust and represent the interests of the MSC 2015-MS1 trust in any litigation relating to the rights and obligations of a borrower, guarantor or other obligor under the related mortgage loan documents, or with respect to the related mortgaged property or other collateral securing a mortgage loan, or of the MSC 2015-MS1 trust or the enforcement of the obligations of a borrower, guarantor or other obligor under the related mortgage loan documents.

In addition, the MSC 2015-MS1 PSA differs in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers or certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Item 6.02. Change of Servicer or Trustee.

Effective as of July 8, 2015, the TKG 3 Retail Portfolio Pari Passu Loan Combination will be serviced pursuant to the MSC 2015-MS1 PSA by Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer under the MSC 2015-MS1 PSA.

Midland Loan Services, a Division of PNC Bank, National Association, a national banking association (“Midland”), is the master servicer under the MSC 2015-MS1 PSA (in such capacity, the “MSC 2015-MS1 Master Servicer”) and in such capacity is responsible for the servicing and administration of the TKG 3 Retail Portfolio Pari Passu Loan Combination pursuant to the MSC 2015-MS1 PSA. Certain servicing and administrative functions may also be performed by one or more primary servicers that previously serviced the TKG 3 Retail Portfolio Pari Passu Loan Combination for the related mortgage loan seller. Midland is also the special servicer under the MSC 2015-MS1 PSA (in such capacity, the “MSC 2015-MS1 Special Servicer”) and in such capacity is responsible for (i) the servicing and administration of the TKG 3 Retail Portfolio Pari Passu Loan Combination (if the TKG 3 Retail Portfolio Pari Passu Loan Combination becomes a specially serviced mortgage loan) and any related REO property and (ii) performing certain reviews of material actions with respect to the TKG 3 Retail Portfolio Pari Passu Loan Combination when the TKG 3 Retail Portfolio Pari Passu Loan Combination is not a specially serviced mortgage loan, in each case pursuant to the MSC 2015-MS1 PSA.

Midland’s principal servicing office is located at 10851 Mastin Street, Building 82, Suite 300, Overland Park, Kansas 66210.

Midland is a real estate financial services company that provides loan servicing, asset management and technology solutions for large pools of commercial and multifamily real estate assets. Midland is approved as a master servicer, special servicer and primary servicer for investment-grade commercial and multifamily mortgage-backed securities (“CMBS”) by S&P, Moody’s, Fitch and Morningstar. Midland has received the highest rankings as a master, primary and special servicer of real estate assets under U.S. CMBS transactions from S&P, Fitch and Morningstar. For each category, S&P ranks Midland as “Strong,” Fitch ranks Midland as “1,” and Morningstar ranks Midland as “CS1.” Midland is also a HUD/FHA-approved mortgagee and a Fannie Mae approved multifamily loan servicer.

Midland has detailed operating procedures across the various servicing functions to maintain compliance with its servicing obligations and the servicing standards under Midland’s servicing agreements, including procedures for managing delinquent and specially serviced loans. The policies and procedures are reviewed annually and centrally managed. Furthermore Midland’s disaster recovery plan is reviewed annually.

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Midland will not have primary responsibility for custody services of original documents evidencing any underlying mortgage loans. Midland may from time to time have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent that Midland has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the applicable servicing standard.

No securitization transaction involving commercial or multifamily mortgage loans in which Midland was acting as master servicer, primary servicer or special servicer has experienced a servicer termination event as a result of any action or inaction of Midland as master servicer, primary servicer or special servicer, as applicable, including as a result of Midland’s failure to comply with the applicable servicing criteria in connection with any securitization transaction. Midland has made all advances required to be made by it under the servicing agreements on the commercial and multifamily mortgage loans serviced by Midland in securitization transactions.

From time to time Midland is a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. Midland does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the MSC 2015-MS1 PSA.

Midland currently maintains an Internet-based investor reporting system, CMBS Investor Insight®, that contains performance information at the portfolio, loan and property levels on the various commercial mortgage-backed securities transactions that it services. Certificateholders, prospective transferees of certificates and other appropriate parties may obtain access to CMBS Investor Insight through Midland’s website at www.pnc.com/midland. Midland may require registration and execution of an access agreement in connection with providing access to CMBS Investor Insight.

As of June 30, 2015, Midland was servicing approximately 30,297 commercial and multifamily mortgage loans with a principal balance of approximately $366 billion. The collateral for such loans is located in all 50 states, the District of Columbia, Puerto Rico, Guam and Canada. Approximately 12,038 of such loans, with a total principal balance of approximately $166 billion, pertain to commercial and multifamily mortgage-backed securities. The related loan pools include multifamily, office, retail, hospitality and other income producing properties. As of June 30, 2015, Midland was named the special servicer in approximately 185 commercial mortgage-backed securities transactions with an aggregate outstanding principal balance of approximately $101 billion. With respect to such transactions as of such date, Midland was administering approximately 102 assets with an outstanding principal balance of approximately $831 million.

Midland has been servicing mortgage loans in CMBS transactions since 1992. The table below contains information on the size of the portfolio of commercial and multifamily mortgage loans in CMBS and other servicing transactions for which Midland has acted as master and/or primary servicer from 2012 to 2014.

Calendar Year-End (Approximate amounts in billions)
Portfolio Size – Master/Primary	2012	2013	2014
CMBS	$ 115	$ 141	$ 157
Other	$ 167	$ 167	$ 179
Total	$ 282	$ 308	$ 336

Midland has acted as a special servicer for commercial and multifamily mortgage loans in CMBS transactions since 1992. The table below contains information on the size of the portfolio of specially serviced commercial and multifamily mortgage loans and REO Properties that have been referred to Midland as special servicer in CMBS transactions from 2012 to 2014.

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	Calendar Year-End (Approximate amounts in billions)
Portfolio Size – CMBS Special Servicing	2012	2013	2014
Total	$ 82	$ 70	$ 85

Midland may enter into one or more arrangements with any directing holder appointed pursuant to the MSC 2015-MS1 PSA, holders of controlling class certificates under the MSC 2015-MS1 PSA, the controlling class representative under the MSC 2015-MS1 PSA, holders of certain companion loans (including holders of trust subordinate companion loans) or any person with the right to appoint or remove and replace the MSC 2015-MS1 Special Servicer to provide for a discount and/or revenue sharing with respect to certain of the MSC 2015-MS1 Special Servicer compensation in consideration of, among other things, Midland’s appointment (or continuance) as MSC 2015-MS1 Special Servicer under the MSC 2015-MS1 PSA, any related co-lender agreement and the limitations on such person’s right to remove the MSC 2015-MS1 Special Servicer.

Midland is also the current special servicer under the pooling and servicing agreement for the MSBAM 2015-C22 securitization, pursuant to which the Hilton Garden Inn W 54th Street mortgage loan is being serviced.

Midland is also the current servicer and current special servicer under the trust and servicing agreement for the CGBAM 2015-SMRT securitization, pursuant to which the US StorageMart Portfolio mortgage loan is being serviced.

Midland has acquired the right to act as MSC 2015-MS1 Master Servicer and primary servicer (and the related right to receive and retain the excess servicing strip) with respect to (i) the mortgage loans, including the TKG 3 Retail Portfolio Pari Passu Companion Loan, sold to the depositor under the MSC 2015-MS1 securitization transaction by the related mortgage loan seller and (ii) the TKG 3 Retail Portfolio Mortgage Loan, pursuant to a servicing rights appointment agreement entered into on the closing date of the MSC 2015-MS1 securitization transaction.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Zachary Fischer
Name: Zachary Fischer
Title: Vice President

Date: July 21, 2015

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EXHIBIT INDEX

Exhibit Number	Description
4.1	Pooling and Servicing Agreement, dated as of July 1, 2015, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Park Bridge Lender Services LLC, as trust advisor, and Wells Fargo Bank, National Association, as trustee, custodian, certificate administrator, certificate registrar and authenticating agent.

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